                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 1st day of October, 1998.

                                 /s/ Anne L. Armstrong
                                 ---------------------------------------------
                                     Anne L. Armstrong

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 2nd day of October, 1998.

                                    /s/ William E. Bradford
                                    ------------------------------------------
                                        William E. Bradford

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 1st day of October, 1998.

                                 /s/ Lord Clitheroe
                                 ---------------------------------------------
                                     Lord Clitheroe

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 2nd day of October, 1998.

                                    /s/ Robert L. Crandall
                                    ------------------------------------------
                                        Robert L. Crandall

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 30th day of September, 1998.

                                    /s/ Charles J. DiBona
                                    ------------------------------------------
                                        Charles J. DiBona

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 1st day of October, 1998.

                                 /s/ Lawrence S. Eagleburger
                                 ---------------------------------------------
                                     Lawrence S. Eagleburger

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 30th day of September, 1998.

                                 /s/ W. R. Howell
                                 ---------------------------------------------
                                     W. R. Howell

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 1st day of October, 1998.

                                 /s/ Ray L. Hunt
                                 ---------------------------------------------
                                     Ray L. Hunt

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 30th day of September, 1998.

                                    /s/ Jay A. Precourt
                                    ------------------------------------------
                                        Jay A. Precourt

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 1st day of October, 1998.

                                    /s/ Delano E. Lewis
                                    ------------------------------------------
                                        Delano E. Lewis

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 1st day of October, 1998.

                                 /s/ C. J. Silas
                                 --------------------------------------------
                                     C. J. Silas

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 30th day of September, 1998.

                                    /s/ Richard J. Stegemeier
                                    -----------------------------------------
                                        Richard J. Stegemeier

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, the undersigned, a Director of Halliburton Company, do hereby constitute and appoint David J. Lesar, Lester L. Coleman, Gary V. Morris and Susan S. Keith, or any of them acting alone, my true and lawful attorneys or attorney, to do any and all acts and things and execute any and all instruments which said attorneys or attorney may deem necessary or advisable to enable Halliburton Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Securities Act of 1933, as amended, of shares of the Common Stock of Halliburton Company, par value $2.50 per share, to be sold and offered for sale pursuant to the terms of the Dresser Industries, Inc. Deferred Compensation Plan for Non-employee Directors, the Dresser Industries, Inc. Stock Based Compensation Arrangement for Non-Employee Directors, the Dresser Industries, Inc. 1982 Stock Option Plan, The 1989 Restricted Incentive Stock Plan, the Dresser Industries, Inc. 1992 Stock Compensation Plan, the Baroid Corporation 1990 Long Term Performance Incentive Plan, the Wheatley TXT Corp. 1990 Stock Option Plan, and the Dresser Industries, Inc. Deferred Compensation Plan, including specifically, but without limitation thereof, power and Authority to sign my name as Director of Halliburton Company to any registration statements and applications and statements to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock and all amendments thereto, including without limitation post-effective amendments thereto, and to any instruments or documents filed as a part of or in connection therewith; and I hereby ratify and confirm all that said attorneys or attorney shall do or cause to be done by virtue hereof.

     IN TESTIMONY HEREOF, witness my hand this 1st day of October, 1998.

                                    /s/ J. Landis Martin
                                    ------------------------------------------
                                        J. Landis Martin